EXHIBIT 99.1

For Immediate Release:	April 16, 2025
Record First Quarter Highlights the Stability of HOMB; Strength Is No Accident
Conway, AR – Home BancShares, Inc. (NYSE: HOMB) (“Home” or the “Company”), parent company of Centennial Bank, released quarterly earnings today.
Quarterly Highlights

Metric	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Net income	$115.2 million	$100.6 million	$100.0 million	$101.5 million	$100.1 million
Net income, as adjusted (non-GAAP)(1)	$111.9 million	$99.8 million	$99.0 million	$103.9 million	$99.2 million
Total revenue (net)	$260.1 million	$258.4 million	$258.0 million	$254.6 million	$246.4 million
Income before income taxes	$147.2 million	$129.5 million	$129.1 million	$133.4 million	$130.4 million
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	$147.2 million	$146.2 million	$148.0 million	$141.4 million	$134.9 million
PPNR, as adjusted (non-GAAP)(1)	$142.8 million	$145.2 million	$146.6 million	$141.9 million	$133.7 million
Pre-tax net income to total revenue (net)	56.58%	50.11%	50.03%	52.40%	52.92%
Pre-tax net income, as adjusted, to total revenue (net) (non-GAAP)(1)	54.91%	49.74%	49.49%	52.59%	52.45%
P5NR (Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	56.58%	56.57%	57.35%	55.54%	54.75%
P5NR, as adjusted (non-GAAP)(1)	54.91%	56.20%	56.81%	55.73%	54.28%
ROA	2.07%	1.77%	1.74%	1.79%	1.78%
ROA, as adjusted (non-GAAP)(1)	2.01%	1.76%	1.72%	1.83%	1.76%
NIM	4.44%	4.39%	4.28%	4.27%	4.13%
Purchase accounting accretion	$1.4 million	$1.6 million	$1.9 million	$1.9 million	$2.8 million
ROE	11.75%	10.13%	10.23%	10.73%	10.64%
ROE, as adjusted (non-GAAP)(1)	11.41%	10.05%	10.12%	10.98%	10.54%
ROTCE (non-GAAP)(1)	18.39%	15.94%	16.26%	17.29%	17.22%
ROTCE, as adjusted (non-GAAP)(1)	17.87%	15.82%	16.09%	17.69%	17.07%
Diluted earnings per share	$0.58	$0.51	$0.50	$0.51	$0.50
Diluted earnings per share, as adjusted (non-GAAP)(1)	$0.56	$0.50	$0.50	$0.52	$0.49
Non-performing assets to total assets	0.56%	0.63%	0.63%	0.56%	0.48%
Common equity tier 1 capital	15.4%	15.1%	14.7%	14.4%	14.3%
Leverage	13.3%	13.0%	12.5%	12.3%	12.3%
Tier 1 capital	15.4%	15.1%	14.7%	14.4%	14.3%
Total risk-based capital	19.1%	18.7%	18.3%	18.0%	17.9%
Allowance for credit losses to total loans	1.87%	1.87%	2.11%	2.00%	2.00%
Book value per share	$20.40	$19.92	$19.91	$19.30	$18.98
Tangible book value per share (non-GAAP)(1)	13.15	12.68	12.67	12.08	11.79
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.
“This industry boils down to revenue and expenses. The magic is, doing the simple things repeatedly and long enough, creating a compounding effect of success. A record setting first quarter has paved the way for a strong year,” said John Allison, Chairman and CEO of HOMB.

Operating Highlights
Net income for the three-month period ended March 31, 2025 was $115.2 million, or $0.58 diluted earnings per share. Diluted earnings per share of $0.58 was a record for the Company. When adjusting for non-fundamental items, net income and diluted earnings per share on an as-adjusted basis (non-GAAP), were $111.9 million(1) and $0.56 per share(1), respectively, for the three months ended March 31, 2025.
Our net interest margin was 4.44% for the three-month period ended March 31, 2025, compared to 4.39% for the three-month period ended December 31, 2024. The yield on loans was 7.38% and 7.49% for the three months ended March 31, 2025 and December 31, 2024, respectively, as average loans increased from $14.80 billion to $14.89 billion. Additionally, the rate on interest bearing deposits decreased to 2.67% as of March 31, 2025, from 2.80% as of December 31, 2024, while average interest-bearing deposits increased from $12.86 billion to $13.20 billion.
During the first quarter of 2025, there was $1.3 million of event interest income compared to $1.5 million of event interest income for the fourth quarter of 2024. Purchase accounting accretion on acquired loans was $1.4 million and $1.6 million for the three-month periods ended March 31, 2025 and December 31, 2024, respectively, and average purchase accounting loan discounts were $17.5 million and $19.1 million for the three-month periods ended March 31, 2025 and December 31, 2024, respectively.
Net interest income on a fully taxable equivalent basis was $217.2 million for the three-month period ended March 31, 2025, and $219.5 million for the three-month period ended December 31, 2024. This decrease in net interest income for the three-month period ended March 31, 2025, was the result of a $10.0 million decrease in interest income, partially offset by a $7.7 million decrease in interest expense. The $7.7 million decrease in interest expense was due to a $3.8 million decrease in interest expense on deposits and a $3.6 million decrease in FHLB and other borrowed funds resulting from the payoff of the BTFP advance during the fourth quarter of 2024 and the declining interest rate environment. The $10.0 million decrease in interest income was primarily the result of a $7.6 million decrease in loan income, a $1.4 million decrease in investment income and a $965,000 decrease in income from deposits with other banks resulting from the payoff of the BTFP advance and the declining interest rate environment. The overall decrease in interest income and interest expense is primarily due to the declining interest rate environment.
The Company reported $45.4 million of non-interest income for the first quarter of 2025. The most important components of non-interest income were $11.4 million from other income, $10.7 million from other service charges and fees, $9.7 million from service charges on deposit accounts, $4.8 million from trust fees, $3.6 million in mortgage lending income, $2.7 million from dividends from FHLB, FRB, FNBB and other, $1.8 million from the increase in cash value of life insurance and $442,000 from the fair value adjustment for marketable securities. Included within other income was $3.9 million in special income from equity investments.
Non-interest expense for the first quarter of 2025 was $112.9 million. The most important components of non-interest expense were $61.9 million from salaries and employee benefits, $28.1 million in other operating expense, $14.4 million in occupancy and equipment expenses and $8.6 million in data processing expenses. For the first quarter of 2025, our efficiency ratio was 42.22%, and our efficiency ratio, as adjusted (non-GAAP), was 42.84%(1).

Financial Condition
Total loans receivable were $14.95 billion at March 31, 2025, compared to $14.76 billion at December 31, 2024. Total loans receivable of $14.95 billion were a record for the Company. Total deposits were $17.54 billion at March 31, 2025, compared to $17.15 billion at December 31, 2024. Total assets were $22.99 billion at March 31, 2025, compared to $22.49 billion at December 31, 2024.
During the first quarter of 2025, the Company had a $187.6 million increase in loans. Our community banking footprint experienced $291.5 million in organic loan growth during the quarter ended March 31, 2025, and Centennial CFG experienced $103.9 million of organic loan decline and had loans of $1.71 billion at March 31, 2025.
Non-performing loans to total loans were 0.60% and 0.67% at March 31, 2025 and December 31, 2024, respectively. Non-performing assets to total assets were 0.56% and 0.63% at March 31, 2025 and December 31, 2024, respectively. Net loans recovered were $4.1 million for the three months ended March 31, 2025, and net loans charged-off were $53.4 million for the three months ended December 31, 2024. During the fourth quarter of 2024, the Company completed an asset quality cleanup project which resulted in the significant level of charge-offs. The charge-off detail by region for the quarters ended March 31, 2025 and December 31, 2024 can be seen below.

For the Three Months Ended March 31, 2025
(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Charge-offs	$444	$474	$—	$53	$2,479	$8	$3,458
Recoveries	(6,514)	(228)	(658)	(3)	(117)	(2)	(7,522)
Net (recoveries) charge-offs	$(6,070)	$246	$(658)	$50	$2,362	$6	$(4,064)

For the Three Months Ended December 31, 2024
(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Charge-offs	$47,774	$2,108	$1,973	$1,457	$637	$10	$53,959
Recoveries	(174)	(181)	—	(15)	(193)	(2)	(565)
Net charge-offs	$47,600	$1,927	$1,973	$1,442	$444	$8	$53,394
At March 31, 2025, non-performing loans were $89.6 million, and non-performing assets were $129.4 million. At December 31, 2024, non-performing loans were $98.9 million, and non-performing assets were $142.4 million.

The table below shows the non-performing loans and non-performing assets by region as March 31, 2025:

(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Non-accrual loans	23,694	15,214	2,766	5,444	39,108	157	86,383
Loans 90+ days past due	3,264	—	—	—	—	—	3,264
Total non-performing loans	26,958	15,214	2,766	5,444	39,108	157	89,647

Foreclosed assets held for sale	15,357	1,052	22,820	—	451	—	39,680
Other non-performing assets	63	—	—	—	—	—	63
Total other non-performing assets	15,420	1,052	22,820	—	451	—	39,743
Total non-performing assets	42,378	16,266	25,586	5,444	39,559	157	129,390

The table below shows the non-performing loans and non-performing assets by region as December 31, 2024:

(in thousands)	Texas	Arkansas	Centennial CFG	Shore Premier Finance	Florida	Alabama	Total
Non-accrual loans	23,494	18,448	7,390	5,537	38,778	206	93,853
Loans 90+ days past due	4,134	538	—	—	362	—	5,034
Total non-performing loans	27,628	18,986	7,390	5,537	39,140	206	98,887

Foreclosed assets held for sale	13,924	757	22,775	—	5,951	—	43,407
Other non-performing assets	63	—	—	—	—	—	63
Total other non-performing assets	13,987	757	22,775	—	5,951	—	43,470
Total non-performing assets	41,615	19,743	30,165	5,537	45,091	206	142,357
The Company’s allowance for credit losses on loans was $279.9 million at March 31, 2025, or 1.87% of total loans, compared to the allowance for credit losses on loans of $275.9 million, or 1.87% of total loans, at December 31, 2024. As of March 31, 2025 and December 31, 2024, the Company’s allowance for credit losses on loans was 312.27% and 278.99% of its total non-performing loans, respectively. The increase in the allowance for credit losses reflects the net recoveries during the quarter.
Stockholders’ equity was $4.04 billion at March 31, 2025, which increased approximately $81.5 million from December 31, 2024. The net increase in stockholders’ equity is primarily associated with the $76.5 million increase in retained earnings and the $31.6 million decrease in accumulated other comprehensive loss, which was partially offset by the $29.7 million in stock repurchases for the quarter. Book value per common share was $20.40 at March 31, 2025, compared to $19.92 at December 31, 2024. Tangible book value per common share (non-GAAP) was $13.15(1) at March 31, 2025, compared to $12.68(1) at December 31, 2024. Book value per common share and tangible book value per common share, as of March 31, 2025, were both records for the Company.
Branches
The Company currently has 75 branches in Arkansas, 78 branches in Florida, 58 branches in Texas, 5 branches in Alabama and one branch in New York City.

Conference Call
Management will conduct a conference call to review this information at 1:00 p.m. CT (2:00 p.m. ET) on Thursday, April 17, 2025. We strongly encourage all participants to pre-register for the conference call webcast or the live call using one of the following links. First, participants can pre-register for the conference call webcast using the following link: https://events.q4inc.com/attendee/447517977. Participants who pre-register will be given a unique webcast link to gain immediate access to the conference call webcast. Second, participants can pre-register for the live call using the following link: https://www.netroadshow.com/events/login?show=a44e9900&confId=79637. Participants who pre-register will be given the phone number and unique access codes to gain immediate access to the live call. Participants may pre-register now, or at any time prior to the call, and will immediately receive simple instructions via email. The Home BancShares conference call will also be scheduled as an event in your Outlook calendar.
Those without internet access or unable to pre-register may dial in and listen to the live call by calling 1-833-470-1428, Passcode: 947933. A replay of the call will be available by calling 1-866-813-9403, Passcode: 685290, which will be available until April 24, 2025, at 11:59 p.m. CT. Internet access to the call will be available live or in recorded version on the Company's website at www.homebancshares.com.
About Home BancShares
Home BancShares, Inc. is a bank holding company, headquartered in Conway, Arkansas. Its wholly-owned subsidiary, Centennial Bank, provides a broad range of commercial and retail banking plus related financial services to businesses, real estate developers, investors, individuals and municipalities. Centennial Bank has branch locations in Arkansas, Florida, Texas, South Alabama and New York City. The Company’s common stock is traded through the New York Stock Exchange under the symbol “HOMB.” The Company was founded in 1998. Visit www.homebancshares.com or www.my100bank.com for more information.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures--including net income (earnings), as adjusted; pre-tax, pre-provision, net income (PPNR); PPNR, as adjusted; pre-tax net income, as adjusted, to total revenue (net); pre-tax, pre-provision, profit percentage; pre-tax, pre-provision, profit percentage, as adjusted; diluted earnings per common share, as adjusted; return on average assets, as adjusted; return on average assets excluding intangible amortization; return on average assets, as adjusted, excluding intangible amortization; return on average common equity, as adjusted; return on average tangible common equity; return on average tangible common equity, as adjusted; return on average tangible common equity excluding intangible amortization; return on average tangible common equity, as adjusted, excluding intangible amortization; efficiency ratio, as adjusted; tangible book value per common share and tangible common equity to tangible assets--to provide meaningful supplemental information regarding our performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant items or transactions that management believes are not indicative of the Company’s primary business operating results. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s business. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

General
This release contains forward-looking statements regarding the Company’s plans, expectations, goals and outlook for the future, including future financial results. Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future events, performance or results. When we use words or phrases like “may,” “plan,” “propose,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “could,” “should,” “would” and similar expressions, you should consider them as identifying forward-looking statements, although we may use other phrasing. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risks and uncertainties. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements. These factors include, but are not limited to, the following: economic conditions, credit quality, interest rates, loan demand, real estate values and unemployment, including any future impacts from inflation or changes in tariffs or trade policies; the ability to identify, complete and successfully integrate new acquisitions; the risk that expected cost savings and other benefits from acquisitions may not be fully realized or may take longer to realize than expected; diversion of management time on acquisition-related issues; the availability of and access to capital and liquidity on terms acceptable to us; legislative and regulatory changes and risks and expenses associated with current and future legislation and regulations; technological changes and cybersecurity risks and incidents; the effects of changes in accounting policies and practices; changes in governmental monetary and fiscal policies; political instability, military conflicts and other major domestic or international events; the impacts of recent or future adverse weather events, including hurricanes, and other natural disasters; disruptions, uncertainties and related effects on credit quality, liquidity and other aspects of our business and operations that may result from any future public health crises; competition from other financial institutions; potential claims, expenses and other adverse effects related to current or future litigation, regulatory examinations or other government actions; potential increases in deposit insurance assessments, increased regulatory scrutiny or market disruptions resulting from financial challenges in the banking industry; changes in the assumptions used in making the forward-looking statements; and other factors described in reports we file with the Securities and Exchange Commission (the “SEC”), including those factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 27, 2025.

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FOR MORE INFORMATION CONTACT:
Donna Townsell
Director of Investor Relations
Home BancShares, Inc.
(501) 328-4625

Home BancShares, Inc.
Consolidated End of Period Balance Sheets
(Unaudited)

(In thousands)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
ASSETS
Cash and due from banks	$319,747	$281,063	$265,408	$229,209	$205,262
Interest-bearing deposits with other banks	975,983	629,284	752,269	829,507	969,996
Cash and cash equivalents	1,295,730	910,347	1,017,677	1,058,716	1,175,258
Federal funds sold	6,275	3,725	6,425	—	5,200
Investment securities - available-for-sale, net of allowance for credit losses	3,003,320	3,072,639	3,270,620	3,344,539	3,400,884
Investment securities - held-to-maturity, net of allowance for credit losses	1,269,896	1,275,204	1,277,090	1,278,853	1,280,586
Total investment securities	4,273,216	4,347,843	4,547,710	4,623,392	4,681,470
Loans receivable	14,952,116	14,764,500	14,823,979	14,781,457	14,513,673
Allowance for credit losses	(279,944)	(275,880)	(312,574)	(295,856)	(290,294)
Loans receivable, net	14,672,172	14,488,620	14,511,405	14,485,601	14,223,379
Bank premises and equipment, net	384,843	386,322	388,776	383,691	389,618
Foreclosed assets held for sale	39,680	43,407	43,040	41,347	30,650
Cash value of life insurance	221,621	219,786	219,353	218,198	215,424
Accrued interest receivable	115,983	120,129	118,871	120,984	119,029
Deferred tax asset, net	170,120	186,697	176,629	195,041	202,882
Goodwill	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit intangible	38,280	40,327	42,395	44,490	46,630
Other assets	376,030	345,292	352,583	350,192	347,928
Total assets	$22,992,203	$22,490,748	$22,823,117	$22,919,905	$22,835,721
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand and non-interest-bearing	$4,079,289	$4,006,115	$3,937,168	$4,068,302	$4,115,603
Savings and interest-bearing transaction accounts	11,586,106	11,347,850	10,966,426	11,150,516	11,047,258
Time deposits	1,876,096	1,792,332	1,802,116	1,736,985	1,703,269
Total deposits	17,541,491	17,146,297	16,705,710	16,955,803	16,866,130
Securities sold under agreements to repurchase	161,401	162,350	179,416	137,996	176,107
FHLB and other borrowed funds	600,500	600,750	1,300,750	1,301,050	1,301,050
Accrued interest payable and other liabilities	207,154	181,080	238,058	230,011	241,345
Subordinated debentures	439,102	439,246	439,394	439,542	439,688
Total liabilities	18,949,648	18,529,723	18,863,328	19,064,402	19,024,320
Stockholders' equity
Common stock	1,982	1,989	1,989	1,997	2,008
Capital surplus	2,246,312	2,272,794	2,272,100	2,295,893	2,326,824
Retained earnings	2,018,801	1,942,350	1,880,562	1,819,412	1,753,994
Accumulated other comprehensive loss	(224,540)	(256,108)	(194,862)	(261,799)	(271,425)
Total stockholders' equity	4,042,555	3,961,025	3,959,789	3,855,503	3,811,401
Total liabilities and stockholders' equity	$22,992,203	$22,490,748	$22,823,117	$22,919,905	$22,835,721

Home BancShares, Inc.
Consolidated Statements of Income
(Unaudited)

	Quarter Ended					Three Months Ended
(In thousands)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025	Mar 31, 2024
Interest income:
Loans	$270,784	$278,409	$281,977	$274,324	$265,294	$270,784	$265,294
Investment securities
Taxable	27,433	28,943	31,006	32,587	33,229	27,433	33,229
Tax-exempt	7,650	7,704	7,704	7,769	7,803	7,650	7,803
Deposits - other banks	6,620	7,585	12,096	12,564	10,528	6,620	10,528
Federal funds sold	55	73	62	59	61	55	61
Total interest income	312,542	322,714	332,845	327,303	316,915	312,542	316,915
Interest expense:
Interest on deposits	86,786	90,564	97,785	95,741	92,548	86,786	92,548
Federal funds purchased	—	—	1	—	—	—	—
FHLB and other borrowed funds	5,902	9,541	14,383	14,255	14,276	5,902	14,276
Securities sold under agreements to repurchase	1,074	1,346	1,335	1,363	1,404	1,074	1,404
Subordinated debentures	4,124	4,121	4,121	4,122	4,097	4,124	4,097
Total interest expense	97,886	105,572	117,625	115,481	112,325	97,886	112,325
Net interest income	214,656	217,142	215,220	211,822	204,590	214,656	204,590
Provision for credit losses on loans	—	16,700	18,200	8,000	5,500	—	5,500
Provision for (recovery of) credit losses on unfunded commitments	—	—	1,000	—	(1,000)	—	(1,000)
(Recovery of) provision for credit losses on investment securities	—	—	(330)	—	—	—	—
Total credit loss expense	—	16,700	18,870	8,000	4,500	—	4,500
Net interest income after credit loss expense	214,656	200,442	196,350	203,822	200,090	214,656	200,090
Non-interest income:
Service charges on deposit accounts	9,650	9,935	9,888	9,714	9,686	9,650	9,686
Other service charges and fees	10,689	11,651	10,490	10,679	10,189	10,689	10,189
Trust fees	4,760	4,526	4,403	4,722	5,066	4,760	5,066
Mortgage lending income	3,599	3,518	4,437	4,276	3,558	3,599	3,558
Insurance commissions	535	483	595	565	508	535	508
Increase in cash value of life insurance	1,842	1,215	1,161	1,279	1,195	1,842	1,195
Dividends from FHLB, FRB, FNBB & other	2,718	2,820	2,637	2,998	3,007	2,718	3,007
Gain on SBA loans	288	218	145	56	198	288	198
(Loss) gain on branches, equipment and other assets, net	(163)	26	32	2,052	(8)	(163)	(8)
(Loss) gain on OREO, net	(376)	(2,423)	85	49	17	(376)	17
Fair value adjustment for marketable securities	442	850	1,392	(274)	1,003	442	1,003
Other income	11,442	8,403	7,514	6,658	7,380	11,442	7,380
Total non-interest income	45,426	41,222	42,779	42,774	41,799	45,426	41,799
Non-interest expense:
Salaries and employee benefits	61,855	60,824	58,861	60,427	60,910	61,855	60,910
Occupancy and equipment	14,425	14,526	14,546	14,408	14,551	14,425	14,551
Data processing expense	8,558	9,324	9,088	8,935	9,147	8,558	9,147
Other operating expenses	28,090	27,536	27,550	29,415	26,888	28,090	26,888
Total non-interest expense	112,928	112,210	110,045	113,185	111,496	112,928	111,496
Income before income taxes	147,154	129,454	129,084	133,411	130,393	147,154	130,393
Income tax expense	31,945	28,890	29,046	31,881	30,284	31,945	30,284
Net income	$115,209	$100,564	$100,038	$101,530	$100,109	$115,209	$100,109

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Three Months Ended
(Dollars and shares in thousands, except per share data)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025	Mar 31, 2024
PER SHARE DATA

Diluted earnings per common share	$0.58	$0.51	$0.50	$0.51	$0.50	$0.58	$0.50
Diluted earnings per common share, as adjusted (non-GAAP)(1)	0.56	0.50	0.50	0.52	0.49	0.56	0.49
Basic earnings per common share	0.58	0.51	0.50	0.51	0.50	0.58	0.50
Dividends per share - common	0.195	0.195	0.195	0.18	0.18	0.195	0.18
Book value per common share	20.40	19.92	19.91	19.30	18.98	20.40	18.98
Tangible book value per common share (non-GAAP)(1)	13.15	12.68	12.67	12.08	11.79	13.15	11.79

STOCK INFORMATION

Average common shares outstanding	198,657	198,863	199,380	200,319	201,210	198,657	201,210
Average diluted shares outstanding	198,852	198,973	199,461	200,465	201,390	198,852	201,390
End of period common shares outstanding	198,206	198,882	198,879	199,746	200,797	198,206	200,797

ANNUALIZED PERFORMANCE METRICS

Return on average assets (ROA)	2.07%	1.77%	1.74%	1.79%	1.78%	2.07%	1.78%
Return on average assets, as adjusted: (ROA, as adjusted) (non-GAAP)(1)	2.01	1.76	1.72	1.83	1.76	2.01	1.76
Return on average assets excluding intangible amortization (non-GAAP)(1)	2.24	1.92	1.88	1.94	1.93	2.24	1.93
Return on average assets, as adjusted, excluding intangible amortization (non-GAAP)(1)	2.18	1.91	1.86	1.98	1.91	2.18	1.91
Return on average common equity (ROE)	11.75	10.13	10.23	10.73	10.64	11.75	10.64
Return on average common equity, as adjusted: (ROE, as adjusted) (non-GAAP)(1)	11.41	10.05	10.12	10.98	10.54	11.41	10.54
Return on average tangible common equity (ROTCE) (non-GAAP)(1)	18.39	15.94	16.26	17.29	17.22	18.39	17.22
Return on average tangible common equity, as adjusted: (ROTCE, as adjusted) (non-GAAP)(1)	17.87	15.82	16.09	17.69	17.07	17.87	17.07
Return on average tangible common equity excluding intangible amortization (non-GAAP)(1)	18.64	16.18	16.51	17.56	17.50	18.64	17.50
Return on average tangible common equity, as adjusted, excluding intangible amortization (non-GAAP)(1)	18.12	16.07	16.34	17.97	17.34	18.12	17.34
(1)  Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

	Quarter Ended					Three Months Ended
(Dollars in thousands)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025	Mar 31, 2024
Efficiency ratio	42.22%	42.24%	41.42%	43.17%	44.22%	42.22%	44.22%
Efficiency ratio, as adjusted (non-GAAP)(1)	42.84	42.00	41.66	42.59	44.43	42.84	44.43
Net interest margin - FTE (NIM)	4.44	4.39	4.28	4.27	4.13	4.44	4.13
Fully taxable equivalent adjustment	$2,534	$2,398	$2,616	$2,628	$892	$2,534	$892
Total revenue (net)	260,082	258,364	257,999	254,596	246,389	260,082	246,389
Pre-tax, pre-provision, net income (PPNR) (non-GAAP)(1)	147,154	146,154	147,954	141,411	134,893	147,154	134,893
PPNR, as adjusted (non-GAAP)(1)	142,821	145,209	146,562	141,886	133,728	142,821	133,728
Pre-tax net income to total revenue (net)	56.58%	50.11%	50.03%	52.40%	52.92%	56.58%	52.92%
Pre-tax net income, as adjusted, to total revenue (net) (non-GAAP)(1)	54.91	49.74	49.49	52.59	52.45	54.91	52.45
P5NR ((Pre-tax, pre-provision, profit percentage) (PPNR to total revenue (net)) (non-GAAP)(1)	56.58	56.57	57.35	55.54	54.75	56.58	54.75
P5NR, as adjusted (non-GAAP)(1)	54.91	56.20	56.81	55.73	54.28	54.91	54.28
Total purchase accounting accretion	$1,378	$1,610	$1,878	$1,873	$2,772	$1,378	$2,772
Average purchase accounting loan discounts	17,493	19,090	20,832	22,788	24,820	17,493	24,820

OTHER OPERATING EXPENSES

Advertising	$1,928	$1,941	$1,810	$1,692	$1,654	$1,928	$1,654
Amortization of intangibles	2,047	2,068	2,095	2,140	2,140	2,047	2,140
Electronic banking expense	3,055	3,307	3,569	3,412	3,156	3,055	3,156
Directors' fees	452	356	362	423	498	452	498
Due from bank service charges	281	271	302	282	276	281	276
FDIC and state assessment	3,387	3,216	3,360	5,494	3,318	3,387	3,318
Insurance	999	900	926	905	903	999	903
Legal and accounting	3,641	2,361	1,902	2,617	2,081	3,641	2,081
Other professional fees	1,947	1,736	2,062	2,108	2,236	1,947	2,236
Operating supplies	711	711	673	613	683	711	683
Postage	503	518	522	497	523	503	523
Telephone	436	438	455	444	470	436	470
Other expense	8,703	9,713	9,512	8,788	8,950	8,703	8,950
Total other operating expenses	$28,090	$27,536	$27,550	$29,415	$26,888	$28,090	$26,888
(1) Calculation of this metric and the reconciliation to GAAP are included in the schedules accompanying this release.

Home BancShares, Inc.
Selected Financial Information
(Unaudited)

(Dollars in thousands)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
BALANCE SHEET RATIOS
Total loans to total deposits	85.24%	86.11%	88.74%	87.18%	86.05%
Common equity to assets	17.58	17.61	17.35	16.82	16.69
Tangible common equity to tangible assets (non-GAAP)(1)	12.09	11.98	11.78	11.23	11.06
LOANS RECEIVABLE
Real estate
Commercial real estate loans
Non-farm/non-residential	$5,588,681	$5,426,780	$5,496,536	$5,599,925	$5,616,965
Construction/land development	2,735,760	2,736,214	2,741,419	2,511,817	2,330,555
Agricultural	335,437	336,993	335,965	345,461	337,618
Residential real estate loans
Residential 1-4 family	1,947,872	1,956,489	1,932,352	1,910,143	1,899,974
Multifamily residential	576,089	496,484	482,648	509,091	415,926
Total real estate	11,183,839	10,952,960	10,988,920	10,876,437	10,601,038
Consumer	1,227,745	1,234,361	1,219,197	1,189,386	1,163,228
Commercial and industrial	2,045,036	2,022,775	2,084,667	2,242,072	2,284,775
Agricultural	314,323	367,251	352,963	314,600	278,609
Other	181,173	187,153	178,232	158,962	186,023
Loans receivable	$14,952,116	$14,764,500	$14,823,979	$14,781,457	$14,513,673
ALLOWANCE FOR CREDIT LOSSES
Balance, beginning of period	$275,880	$312,574	$295,856	$290,294	$288,234
Loans charged off	3,458	53,959	2,001	3,098	3,978
Recoveries of loans previously charged off	7,522	565	519	660	538
Net loans (recovered) charged off	(4,064)	53,394	1,482	2,438	3,440
Provision for credit losses - loans	—	16,700	18,200	8,000	5,500
Balance, end of period	$279,944	$275,880	$312,574	$295,856	$290,294
Net (recoveries) charge-offs to average total loans	(0.11)%	1.44%	0.04%	0.07%	0.10%
Allowance for credit losses to total loans	1.87	1.87	2.11	2.00	2.00
NON-PERFORMING ASSETS
Non-performing loans
Non-accrual loans	$86,383	$93,853	$95,747	$78,090	$67,055
Loans past due 90 days or more	3,264	5,034	5,356	8,251	12,928
Total non-performing loans	89,647	98,887	101,103	86,341	79,983
Other non-performing assets
Foreclosed assets held for sale, net	39,680	43,407	43,040	41,347	30,650
Other non-performing assets	63	63	63	63	63
Total other non-performing assets	39,743	43,470	43,103	41,410	30,713
Total non-performing assets	$129,390	$142,357	$144,206	$127,751	$110,696
Allowance for credit losses for loans to non-performing loans	312.27%	278.99%	309.16%	342.66%	362.94%
Non-performing loans to total loans	0.60	0.67	0.68	0.58	0.55
Non-performing assets to total assets	0.56	0.63	0.63	0.56	0.48
(1) Calculation of this metric and the reconciliation to GAAP is included in the schedules accompanying this release.

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	March 31, 2025			December 31, 2024
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$611,962	$6,620	4.39%	$643,959	$7,585	4.69%
Federal funds sold	5,091	55	4.38	6,068	73	4.79
Investment securities - taxable	3,179,290	27,433	3.50	3,291,472	28,943	3.50
Investment securities - non-taxable - FTE	1,135,783	10,061	3.59	1,154,384	9,980	3.44
Loans receivable - FTE	14,893,912	270,907	7.38	14,798,953	278,531	7.49
Total interest-earning assets	19,826,038	315,076	6.45	19,894,836	325,112	6.50
Non-earning assets	2,722,797			2,670,241
Total assets	$22,548,835			$22,565,077
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$11,402,688	$69,672	2.48%	$11,058,959	$72,220	2.60%
Time deposits	1,801,503	17,114	3.85	1,800,618	18,344	4.05
Total interest-bearing deposits	13,204,191	86,786	2.67	12,859,577	90,564	2.80
Securities sold under agreement to repurchase	155,861	1,074	2.79	174,759	1,346	3.06
FHLB and other borrowed funds	600,681	5,902	3.98	889,880	9,541	4.27
Subordinated debentures	439,173	4,124	3.81	439,319	4,121	3.73
Total interest-bearing liabilities	14,399,906	97,886	2.76	14,363,535	105,572	2.92
Non-interest bearing liabilities
Non-interest bearing deposits	3,980,944			4,024,433
Other liabilities	190,314			226,933
Total liabilities	18,571,164			18,614,901
Shareholders' equity	3,977,671			3,950,176
Total liabilities and shareholders' equity	$22,548,835			$22,565,077
Net interest spread			3.69%			3.58%
Net interest income and margin - FTE		$217,190	4.44		$219,540	4.39

Home BancShares, Inc.
Consolidated Net Interest Margin
(Unaudited)

	Three Months Ended
	March 31, 2025			March 31, 2024
(Dollars in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets
Interest-bearing balances due from banks	$611,962	$6,620	4.39%	$801,456	$10,528	5.28%
Federal funds sold	5,091	55	4.38	5,012	61	4.90
Investment securities - taxable	3,179,290	27,433	3.50	3,473,511	33,229	3.85
Investment securities - non-taxable - FTE	1,135,783	10,061	3.59	1,257,861	8,642	2.76
Loans receivable - FTE	14,893,912	270,907	7.38	14,487,494	265,347	7.37
Total interest-earning assets	19,826,038	315,076	6.45	20,025,334	317,807	6.38
Non-earning assets	2,722,797			2,657,925
Total assets	$22,548,835			$22,683,259
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Interest-bearing liabilities
Savings and interest-bearing transaction accounts	$11,402,688	$69,672	2.48%	$11,038,910	$75,597	2.75%
Time deposits	1,801,503	17,114	3.85	1,685,193	16,951	4.05
Total interest-bearing deposits	13,204,191	86,786	2.67	12,724,103	92,548	2.93
Securities sold under agreement to repurchase	155,861	1,074	2.79	172,024	1,404	3.28
FHLB and other borrowed funds	600,681	5,902	3.98	1,301,091	14,276	4.41
Subordinated debentures	439,173	4,124	3.81	439,760	4,097	3.75
Total interest-bearing liabilities	14,399,906	97,886	2.76	14,636,978	112,325	3.09
Non-interest bearing liabilities
Non-interest bearing deposits	3,980,944			4,017,659
Other liabilities	190,314			244,970
Total liabilities	18,571,164			18,899,607
Shareholders' equity	3,977,671			3,783,652
Total liabilities and shareholders' equity	$22,548,835			$22,683,259
Net interest spread			3.69%			3.29%
Net interest income and margin - FTE		$217,190	4.44		$205,482	4.13

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Three Months Ended
(Dollars and shares in thousands, except per share data)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025	Mar 31, 2024
EARNINGS, AS ADJUSTED
GAAP net income available to common shareholders (A)	$115,209	$100,564	$100,038	$101,530	$100,109	$115,209	$100,109
Pre-tax adjustments
FDIC special assessment	—	—	—	2,260	—	—	—
BOLI death benefits	—	(95)	—	—	(162)	—	(162)
Gain on sale of building	—	—	—	(2,059)	—	—	—
Fair value adjustment for marketable securities	(442)	(850)	(1,392)	274	(1,003)	(442)	(1,003)
Special income from equity investment	(3,891)	—	—	—	—	(3,891)	—
Total pre-tax adjustments	(4,333)	(945)	(1,392)	475	(1,165)	(4,333)	(1,165)
Tax-effect of adjustments	(1,059)	(208)	(348)	119	(251)	(1,059)	(251)
Deferred tax asset write-down	—	—	—	2,030	—	—	—
Total adjustments after-tax (B)	(3,274)	(737)	(1,044)	2,386	(914)	(3,274)	(914)
Earnings, as adjusted (C)	$111,935	$99,827	$98,994	$103,916	$99,195	$111,935	$99,195

Average diluted shares outstanding (D)	198,852	198,973	199,461	200,465	201,390	198,852	201,390

GAAP diluted earnings per share: (A/D)	$0.58	$0.51	$0.50	$0.51	$0.50	$0.58	$0.50
Adjustments after-tax: (B/D)	(0.02)	(0.01)	—	0.01	(0.01)	(0.02)	(0.01)
Diluted earnings per common share, as adjusted: (C/D)	$0.56	$0.50	$0.50	$0.52	$0.49	$0.56	$0.49

ANNUALIZED RETURN ON AVERAGE ASSETS
Return on average assets: (A/E)	2.07%	1.77%	1.74%	1.79%	1.78%	2.07%	1.78%
Return on average assets, as adjusted: (ROA, as adjusted) ((A+D)/E)	2.01	1.76	1.72	1.83	1.76	2.01	1.76
Return on average assets excluding intangible amortization: ((A+C)/(E-F))	2.24	1.92	1.88	1.94	1.93	2.24	1.93
Return on average assets, as adjusted, excluding intangible amortization: ((A+C+D)/(E-F))	2.18	1.91	1.86	1.98	1.91	2.18	1.91

GAAP net income available to common shareholders (A)	$115,209	$100,564	$100,038	$101,530	$100,109	$115,209	$100,109
Amortization of intangibles (B)	2,047	2,068	2,095	2,140	2,140	2,047	2,140
Amortization of intangibles after-tax (C)	1,547	1,563	1,572	1,605	1,605	1,547	1,605
Adjustments after-tax (D)	(3,274)	(737)	(1,044)	2,386	(914)	(3,274)	(914)
Average assets (E)	22,548,835	22,565,077	22,893,784	22,875,949	22,683,259	22,548,835	22,683,259
Average goodwill & core deposit intangible (F)	1,437,515	1,439,566	1,441,654	1,443,778	1,445,902	1,437,515	1,445,902

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended					Three Months Ended
(Dollars in thousands)	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Mar 31, 2025	Mar 31, 2024
ANNUALIZED RETURN ON AVERAGE COMMON EQUITY
Return on average common equity: (A/D)	11.75%	10.13%	10.23%	10.73%	10.64%	11.75%	10.64%
Return on average common equity, as adjusted: (ROE, as adjusted) ((A+C)/D)	11.41	10.05	10.12	10.98	10.54	11.41	10.54
Return on average tangible common equity: (ROTCE) (A/(D-E))	18.39	15.94	16.26	17.29	17.22	18.39	17.22
Return on average tangible common equity, as adjusted: (ROTCE, as adjusted) ((A+C)/(D-E))	17.87	15.82	16.09	17.69	17.07	17.87	17.07
Return on average tangible common equity excluding intangible amortization: (B/(D-E))	18.64	16.18	16.51	17.56	17.50	18.64	17.50
Return on average tangible common equity, as adjusted, excluding intangible amortization: ((B+C)/(D-E))	18.12	16.07	16.34	17.97	17.34	18.12	17.34

GAAP net income available to common shareholders (A)	$115,209	$100,564	$100,038	$101,530	$100,109	$115,209	$100,109
Earnings excluding intangible amortization (B)	116,756	102,127	101,610	103,135	101,714	116,756	101,714
Adjustments after-tax (C)	(3,274)	(737)	(1,044)	2,386	(914)	(3,274)	(914)
Average common equity (D)	3,977,671	3,950,176	3,889,712	3,805,800	3,783,652	3,977,671	3,783,652
Average goodwill & core deposits intangible (E)	1,437,515	1,439,566	1,441,654	1,443,778	1,445,902	1,437,515	1,445,902
EFFICIENCY RATIO & P5NR
Efficiency ratio: ((D-G)/(B+C+E))	42.22%	42.24%	41.42%	43.17%	44.22%	42.22%	44.22%
Efficiency ratio, as adjusted: ((D-G-I)/(B+C+E-H))	42.84	42.00	41.66	42.59	44.43	42.84	44.43
Pre-tax net income to total revenue (net) (A/(B+C))	56.58	50.11	50.03	52.40	52.92	56.58	52.92
Pre-tax net income, as adjusted, to total revenue (net) ((A+F)/(B+C))	54.91	49.74	49.49	52.59	52.45	54.91	52.45
Pre-tax, pre-provision, net income (PPNR) (B+C-D)	$147,154	$146,154	$147,954	$141,411	$134,893	$147,154	$134,893
Pre-tax, pre-provision, net income, as adjusted (B+C-D+F)	142,821	145,209	146,562	141,886	133,728	142,821	133,728
P5NR ((Pre-tax, pre-provision, profit percentage) PPNR to total revenue (net)) (B+C-D)/(B+C)	56.58%	56.57%	57.35%	55.54%	54.75%	56.58%	54.75%
P5NR, as adjusted (B+C-D+F-G)/(B+C)	54.91	56.20	56.81	55.73	54.28	54.91	54.28

Pre-tax net income (A)	$147,154	$129,454	$129,084	$133,411	$130,393	$147,154	$130,393
Net interest income (B)	214,656	217,142	215,220	211,822	204,590	214,656	204,590
Non-interest income (C)	45,426	41,222	42,779	42,774	41,799	45,426	41,799
Non-interest expense (D)	112,928	112,210	110,045	113,185	111,496	112,928	111,496
Fully taxable equivalent adjustment (E)	2,534	2,398	2,616	2,628	892	2,534	892
Total pre-tax adjustments (F)	(4,333)	(945)	(1,392)	475	(1,165)	(4,333)	(1,165)
Amortization of intangibles (G)	2,047	2,068	2,095	2,140	2,140	2,047	2,140
Adjustments:
Non-interest income:
Fair value adjustment for marketable securities	$442	$850	$1,392	$(274)	$1,003	$442	$1,003
(Loss) gain on OREO	(376)	(2,423)	85	49	17	(376)	17
(Loss) gain on branches, equipment and other assets, net	(163)	26	32	2,052	(8)	(163)	(8)
Special income from equity investment	3,891	—	—	—	—	3,891	—
BOLI death benefits	—	95	—	—	162	—	162
Recoveries on historic losses	—	—	—	—	—	—	—
Total non-interest income adjustments (H)	$3,794	$(1,452)	$1,509	$1,827	$1,174	$3,794	$1,174
Non-interest expense:
FDIC special assessment	—	—	—	2,260	—	—	—
Total non-interest expense adjustments (I)	$—	$—	$—	$2,260	$—	$—	$—

Home BancShares, Inc.
Non-GAAP Reconciliations
(Unaudited)

	Quarter Ended
	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024
TANGIBLE BOOK VALUE PER COMMON SHARE
Book value per common share: (A/B)	$20.40	$19.92	$19.91	$19.30	$18.98
Tangible book value per common share: ((A-C-D)/B)	13.15	12.68	12.67	12.08	11.79

Total stockholders' equity (A)	$4,042,555	$3,961,025	$3,959,789	$3,855,503	$3,811,401
End of period common shares outstanding (B)	198,206	198,882	198,879	199,746	200,797
Goodwill (C)	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit and other intangibles (D)	38,280	40,327	42,395	44,490	46,630
TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Equity to assets: (B/A)	17.58%	17.61%	17.35%	16.82%	16.69%
Tangible common equity to tangible assets: ((B-C-D)/(A-C-D))	12.09	11.98	11.78	11.23	11.06

Total assets (A)	$22,992,203	$22,490,748	$22,823,117	$22,919,905	$22,835,721
Total stockholders' equity (B)	4,042,555	3,961,025	3,959,789	3,855,503	3,811,401
Goodwill (C)	1,398,253	1,398,253	1,398,253	1,398,253	1,398,253
Core deposit and other intangibles (D)	38,280	40,327	42,395	44,490	46,630